Exhibit 10.1
Translation from Hebrew to English for Convenience Purposes Only

This form must be submitted by fax: 074-7100880 and/or by email: hitumbid@barak-capital.co.il

Exact and complete name of the classified investor: _________________________________________

Contact person: __________________ Direct Tel: ___________________ Mobile: ____________________

Fax number / Email for transferring the results of the offering: ___________________________

To	To
Elbit Systems Ltd. (the "Company")	Barak Capital Underwriting Ltd. (the "Distributor")

Re: Obligation to Purchase Shares of Elbit Systems Ltd.

1.
We hereby irrevocably undertake to the Company to purchase shares of NIS 1.00 par value each of the Company (the "Purchased Securities") I am aware that the Purchased Securities are held by the Company and will be dormant shares, as defined in the Companies Law, 5759-1999, until the date of completion of the Private Placement., in the framework of a private placement that the Company is considering to perform, in an amount that will be allocated to us, subject to the Company's discretion, on the date of the private placement, according to the conditions below (hereafter: the "Private Placement"):

Amount of Shares	Price per Share (NIS)
NIS

We hereby declare, confirm and undertake as follows:

2.
We confirm and agree that we are a corporation incorporated in Israel that is included as one of the entities listed in the definition of "classified investor" as defined in Section 1 of the Securities Regulations (Mode of Offering Securities to the Public), 5767-2007, and meets the conditions listed in the First Addendum of the Securities Law, 5728-1968, (Hereinafter: the "Securities Law" and a "Classified Investor"). We hereby give our consent that we have the conditions to do so, and we are aware of and agree to the meaning of our being a Classified Investor; We also undertake to provide the Company and/or the Distributor, if required, a confirmation that we are an investor as aforesaid and that we are a corporation incorporated in Israel and if we do not do so to the full satisfaction of the Company and/or the Distributor, as the case may be, the Company and/or the Distributor may cancel our order pursuant to this order form and we will not have any claim and/or demand and/or argument in connection therewith.

3.
In connection with our proposal, we hereby declare and irrevocably confirm that our offer/proposal is for ourselves and not for the purpose of distribution or sale to others, is not on behalf of or for others, and is not for our customers, except under the conditions permitted by the Securities Law and the regulations enacted thereunder.

4.
I am aware that as of the date hereof, the securities offered are dormant shares pursuant to Section 308 of the Companies Law, 5759-1999 (the "Companies Law") and that according to the Companies Law, the sale of the securities constitutes a private offering. I also know that an immediate report may be required to the stock exchange, the Israeli Securities Authority, the SEC, or the NASDAQ stock exchange due to the purchase of the securities offered under the Private Offering Regulations and I undertake to provide you with all the details this may require (if any).

5.
We declare that (a) we are not a US Person as defined in Regulation S and the regulations of the US Securities Act, (b) we are not purchasing the securities for a US Person and/or a person located in the United States and (c) we are not purchasing the securities with the intention to perform "Distribution" in the United States (as this term is defined in US securities laws).

6.
We know that in the event that this proposal is accepted, in whole or in part, the offered securities will be subject, from the date of their purchase, to restrictions on resale, including in accordance with the provisions of Section 15 of the Securities Law, 1968 and the Securities Regulations (details regarding sections 15A to 15C Of the Law), 5760-2000, and that the acquisition and holding of the securities offered to us will be made subject to these restrictions, and that they will not be released from the restrictions on the aforesaid resale, including not through the publication of a prospectus.

7.
We are aware that the entire Private Placement, including the securities that we may purchase under this Agreement, is contingent upon the fulfillment of all the following cumulative conditions (hereinafter: the "Condition Precedents"): (a) approval by the Company's Board of Directors of the Private Placement and our participation in it, in accordance with the contents of this document; (b) Receipt of the stock exchange's approval for the listing of the shares allocated under the Private Placement; And (c) at the discretion of the Company - publication of a prospectus for registration of the allocated shares on the NASDAQ Stock Exchange in accordance with the provisions of the law in the United States.

Immediately after fulfillment of all the Condition Precedents, the parties will act to complete the Private Placement by means of a transaction off the exchange in which the bidder/bidders whose bid/bids is/are accepted will be settled with the securities against the monetary consideration in respect of the securities offered. In the event that all the Condition Precedents for the execution of the Private Placement are not fulfilled, in whole or in part, by _________ (inclusive) (hereinafter: the :"Final Date"), the placement will be canceled and we will not purchase the offered securities. In such a case, we will not be entitled to compensation or indemnity whatsoever. We shall not and will not have any claim or argument against the Company and/or anyone acting on its behalf, including officers of the Company and/or its employees and/or its representatives and/or its consultants and/or the Distributor and/or any of its shareholders (directly or indirectly) in the event that any of the Condition Precedents is unfulfilled, including if the approvals of the Company's organs for the Private Placement are not accepted.

8.
We have the financial, economic and business capabilities and experience to analyze the investment in the Company's securities and to assess the risks and prospects of the transaction and to commit to its execution. We also have the ability to consider and understand the tax implications relating to the purchase of the Company's offered securities, in the amounts that will be purchased by us, if purchased by us.

9.
We confirm, that our offer was done after we have reviewed everything we deemed to require reviewing, with respect to the Company and with respect to the offered securities. We confirm, that we have the ability, the knowledge and the means, to perform a self-evaluation of the investments. We confirm, that we are not relying in our offer on any information provided to us by you, but only on the results of our checks and evaluations.

10.
We are aware that the offered securities that will be purchased by us, will be purchased with no representation or declaration or indemnification (As Is) when they are free of any debt, pledge, lien, or other third party right, and we will have no claim, and/or argument against the Company and/or anyone on its behalf, including office holders in the Company and/or its employees and/or its proxies and/or its consultants and/or the distributor and/or any of its shareholders (directly or indirectly) and/or the distributor and/or the offering managers and the managers and/or employees and/or consultants and/or anyone on their behalf of any of these, with respect to this Private Placement or the Company, or its condition and/or the offered securities and/or any information provided, if provided, in connection with the Company.

11.
We approve that you will be authorized to add to the Private Placement additional investors, in addition to us and you will be permitted to increase the overall size of the Private Placement pursuant to your sole discretion.

12.
The acceptance of our offer by you will be done by a written notice to us by fax/mail detailed below, in which will include the amount of the securities offered that will be purchased by us in fact, and the consideration for them (hereinafter "Acceptance Notice"). The Acceptance Notice will be provided by the Company in itself or by the distributor or anyone on its behalf.

13.
We are aware that the Company may set and change the scope of the Private Placement, and to reject or cancel it, and to increase or reduce the amount of the Private Placement, all subject to its sole discretion. Also, the Company may prefer certain offers over others and/or not accept certain offers and/or partially accept our offer, all subject to its sole discretion. In case of the Company not accepting our offer, or partial acceptance, for any reason, we will not have any argument, and/or claim, and/or demand against the Company and/or the Distributors, and/or its managers and/or its employees and/or their consultants and/or anyone on their behalf.

14.
Mr./Ms. ______________ who signed this document, is authorized on our behalf, ______________ Ltd., to sign this document and bind us in his signature, in any commitment, declarations and representations included in this document.

_____________	________________	_________________
Date	Name of Signatory	Signature and Stamp

Details of account/stock exchange member for transferring shares, insofar as our offer will be accepted:

___________________________________________________________________________